2012-5047,-5048,-5049

UNITED STATES COURT OF APPEALS FOR THE FEDERAL CIRCUIT

AMBASE CORP., et. al,

Plaintiffs-Cross Appellants, v.
UNITED STATES,

Defendant-Appellant.

Appeal From The United States Court Of Federal Claims In 93-CV-280
Senior Judge Loren A. Smith

DEFENDANT-APPELLANT'S MOTION FOR AN EXTENSION Of TIME

The United States, defendant-appellant, respectfully requests a 14-day extension of time, to and including August 13, 2012, within which to file our initial brief on appeal. This request is made under Rule 26(b) of the Federal Rules of Appellate Procedure and Federal Circuit Rule 26(b). Our initial brief is due July 30, 2012. This is our fourth request for an extension
. for this purpose. Counsel for plaintiffs-cross appellants have stated that they do not oppose this motion.

As explained in the attached declaration of Jeanne E. Davidson, Director of the National Courts Section, Civil Division, Commercial Litigation Branch of the Department of Justice, the parties have been engaged in settlement negotiations since November 2011 and have reached a tentative agreement among counsel that, if approved, would resolve this appeal and any further proceedings in this case. Because of the amount at issue, the Acting Associate Attorney General and the Acting Assistant Attorney General must approve the settlement The review process has been delayed because the Federal Deposit Insurance Corporation (FDIC) had to
approve the settlement before it could be reviewed by authorizing officials in the Department. The FDIC has now approved the settlement and the matter is currently before the Acting Assistant Attorney General for his decision. Absent unforeseeable events, we are confident this process can be completed within the time frame requested in this motion for enlargement.
Although we had hoped this could be accomplished during the previous extensions, this proved impossible because of the parties'
continuing discussions and the need for the FDIC's concurrence. The Office of the Solicitor General, which must approve all appeals, has not yet completed its internal review, and will only do so if advised that authorized officials have been unable to approve the settlement. An extension of the briefing schedule, as requested in this motion, will allow the parties time to obtain supervisory approvals without the need to expend the time and resources required to brief the appeal.
As we noted in our prior motions for an extension of time, counsel working on this appeal have been pressed, and continue to be pressed, by filing deadlines, trial activities, supervision, and oral arguments in Winstar related and other cases, including: G4S Technology L.L.C. v. United States, No. 12-8CV (Fed.Cl.) (response to First Amended Complaint due March 5,
2012); Alvarion, Inc. v. United States, No. 2-9CV (Fed.Cl.) (response to Complaint due March 5, 2012); Midwest Tube Fabricators, Inc. v. United States, No. 11-774C (Fed. Cl.) (motion to dismiss and for judgment upon the administrative record filed Feb.10, 2011); Anne Marie Wilburn v. United States, 11-856C (Fed. Cl.) (motion to dismiss filed Jan. 27, 2012); First Annapolis Bancorp, Inc. v. United States, No. 94-522 (Fed. Cl.) (bill of costs filed Nov. 18, 2011); Maher and Gravee v. United States, No. 2010-5130 (Fed. Cir.) (oral argument held Dec. 8, 2011); United States v. American Casualty Co., No. 10-119 (Ct. Int'l Trade) (continuing written discovery and depositions); and United States v. Rupari Food Services, Inc., No. 11-203
(Ct. Int'l Trade) (written discovery commencing Nov. 2011).

The undersigned principal attorney supervises a 200-person litigating section of the Department of Justice, and also advises various Executive Branch agencies concerning litigation risk avoidance.
A 14-day extension is necessary to permit reviewing officials to approve the settlement. In addition, in the event the settlement is not approved by supervisory officials, the 14-day extension will allow the Office of the Solicitor General sufficient time to complete its internal supervisory review.   For these reasons, we respectfully request that our
motion for a 14-day extension of time to file our initial brief in this appeal be granted.

Respectfully submitted, STUART DELERY
Acting Assistant Attorney General

OF COUNSEL: SCOTT D. AUSTIN Assistant Director

DAVID A. LEVITT Trial Attorney
JEANNE E. DAVIDSON Director
Commercial Litigation Branch
Civil Division Department of Justice · POBox480
Ben Franklin Station
Washington, D.C. 20044

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(202) 514-7300

July 23, 2012
Attorneys for Defendant-Appellant

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2012-5047,-5048,-5049

UNITED STATES COURT OF APPEALS FOR THE FEDERAL CIRCUIT

AMBASE  CORP., et. al,

Plaintiffs-Cross Appellants, v.
UNITED STATES,

Defendant-Appellant.

Appeal From The United States Court Of Federal Claims In 93-CV-280
Senior Judge Loren A. Smith

DECLARATION OF JEANNE E. DAVIDSON IN SUPPORT OF DEFENDANT-APPELLANT'S MOTION FOR AN EXTENSION Of TIME

1. I am the Director of the National Courts Section, Civil Division, Commercial Litigation Branch of the Department of Justice. I am the principal attorney for the United States in this appeal. I offer this declaration in support of the accompanying motion for a 14-day extension of time, to and including August 13, 2012, within which to file our initial brief on appeal.
2. Government counsel has discussed this motion with counsel for plaintiffs-cross appellants, who advised that they do not oppose our request for a 14-day extension.
4.   This is our fourth request for an extension of time for this purpose. Our initial brief is due July 30, 2012.
5.   An extension is needed so that we can complete settlement negotiations, which have been ongoing since November 2011 and are now in the final stage. Counsel have reached an agreement that, if approved, would resolve this appeal and any further proceedings in this case. Because of the amounts at issue, the Acting Associate Attorney General and the Acting Assistant Attorney General must approve the settlement. The matter was previously before the Acting Assistant Attorney General for his decision but that review had to be delayed pending approval of the settlement by the Federal Deposit Insurance Corporation (FDIC). That approval has now been secured and the matter is currently being reviewed by the Acting Assistant Attorney General. Absent unforeseeable events, we believe this process can be completed within the time frame requested in our motion for enlargement.
6.   Although we had hoped the settlement could be finalized and approved during our prior extensions, that proved impossible because of the press of other business and continuing settlement negotiations. In addition, the Office of the Solicitor General, which must approve all appeals, has not yet completed its internal review of our proposed appeal, and will only do so if advised that authorized officials have been unable to approve the anticipated settlement.   Thus, in the unlikely event that the anticipated settlement   is not finalized or approved by authorized officials, an extension is necessary to allow the Office of Solicitor General time to complete its internal review of our proposed appeal, and to allow us time to complete our internal review and revision process for our initial brief.
7. Counsel working on this appeal have been pressed, and continue to be pressed, by filing deadlines, trial activities, supervision, and oral arguments in Winstar-related  and other cases, including, as we noted in our previous motions: G4S Technology L.L.C. v. United States, No. 12-8CV (Fed.Cl.) (response to First Amended Complaint due March 5, 2012; Alvarion, Inc. v. United States, No. 2-9CV (Fed.Cl.) (response to Complaint due March 5, 2012); Midwest  Tube Fabricators, Inc. v. United States, No.
11-774C (Fed. Cl.) (motion to dismiss and for judgment upon the administrative record filed Feb.10, 2011); Anne Marie Wilburn v. United States, 11-856C (Fed. Cl.) (motion to dismiss filed Jan. 27, 2012); First Annapolis Bancorp,  Inc. v. United States, No. 94-522 (Fed. Cl.) (bill of costs filed Nov. 18, 2011); Maher and Gravee v. United States, No. 2010-5130

(Fed. Cir.) (oral argument held Dec. 8, 2011); United States v. American Casualty Co., No. 10-119 (Ct. Int'l Trade) (continuing written discovery and depositions); and United States v. Rupari Food Services, Inc., No. 11-203 (Ct. Int'l Trade) (written discovery commencing Nov. 2011).
8.     The undersigned principal attorney supervises a 200-person litigating section of the Department of Justice, and also advises various Executive Branch agencies concerning litigation risk avoidance.
9.    A 14-day extension is necessary to allow reviewing officials sufficient time to approve the settlement reached by the negotiating personnel. In addition, in the unlikely event that the anticipated settlement is not finalized or approved by authorized officials, the extension is necessary to ensure that the Office of the Solicitor General has sufficient time to complete its internal supervisory review of our proposed appeal, and that we are able to complete the internal review and revision process for our opening brief, which has been delayed by the press of other business.

July 23, 2012
JEANNE E. DAVIDSON Director
Commercial Litigation Branch
Civil Division
Department of Justice